                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report: May 21, 2002
(Date of earliest event reported)

Commission File No. 333-74544





                    Bank of America Mortgage Securities, Inc.
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        Delaware                                        94-324470
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(State of Incorporation)                  (I.R.S. Employer Identification No.)


 201 North Tryon Street, Charlotte, North Carolina, 28255
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 Address of principal executive offices                            (Zip Code)



                                 (704) 387-2111
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               Registrant's Telephone Number, including area code


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              (Former name, former address and former fiscal year,
                         if changed since last report)

ITEM 5.  Other Events
         ------------

         Attached as an exhibit are the Collateral Term Sheets (as defined in the no-action letter dated February 17, 1995 issued by the Securities and Exchange Commission to the Public Securities Association) and Computational Materials and Structural Term Sheets (both as defined in the no-action letter dated May 21, 1994 issued by the Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation) prepared by Banc of America Securities LLC which are hereby filed pursuant to such letters.

ITEM 7.   Financial Statements and Exhibits
          ---------------------------------

          (c) Exhibits


Item 601(a)
of Regulation S-K
Exhibit No.                               Description
-----------                               -----------
       (99)                               Collateral Term Sheets,
                                          Computational Materials
                                          and Structural Term Sheets
                                          prepared by Banc of America
                                          Securities LLC in connection
                                          with Banc of America Mortgage
                                          Securities, Inc., Mortgage
                                          Pass-Through Certificates,
                                          Series 2002-D

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           BANK OF AMERICA MORTGAGE
                                           SECURITIES, INC.


May 21, 2002

                                           By: /s/ Judy V. Ford
                                               -----------------------------
                                               Judy V. Ford
                                               Vice President

                                INDEX TO EXHIBITS
                                -----------------


                                                                  Paper (P) or
Exhibit No.          Description                                  Electronic (E)
-----------          -----------                                  --------------

   (99)              Collateral Terms Sheets,
                     Computational Materials                      E
                     and Structural Term Sheets
                     prepared by Banc of America
                     Securities LLC in connection
                     with Banc of America Mortgage
                     Securities, Inc., Mortgage Pass-
                     Through Certificates, Series 2002-D